Exhibit 24
                       POWER OF ATTORNEY

Know all by these presents, that each of the undersigned hereby constitutes and appoints Laurie T. Gerber, the undersigneds' true and lawful attorney-in-fact, to:

(1)  execute for and on behalf of each of the undersigned a Form
ID application, and any amendments thereto, to be filed with the Securities and Exchange Commission to obtain or update EDGAR codes for the undersigned;

(2) execute for and on behalf of each of the undersigned Forms 3, 4, and 5 and Schedules 13D or 13G, as appropriate, and any required amendments thereto (collectively, the "Reports"), with respect to their current or future beneficial ownership of securities of any public company, in accordance with Section 13(d) and/or Section 16(a) of the Securities Exchange Act of 1934, as amended, and the respective rules (including Rule 13d-1) promulgated thereunder;

(3) do and perform any and all acts for and on behalf of each of the undersigned which may be necessary or desirable to complete and execute any such Report and timely file such form with the United States Securities and Exchange Commission and any stock exchange or similar authority; and

(4) take any other action of any type whatsoever in connection with the foregoing which, in the opinion of the attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by the attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as the attorney-in-fact may approve in the attorney-in-fact's discretion.

Each of the undersigned hereby grants to the attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that the attorney-in-fact, or the attorney-in-fact's substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. Each of the undersigned acknowledges that the foregoing attorney-in-fact, in serving in such capacity at the request of the undersigned, is not assuming any of the undersigneds' responsibilities to comply with
Section 13(d) or Section 16 of the Securities Exchange Act of
1934.

This Power of Attorney shall remain in full force and effect until the undersigned are no longer required to file Reports with respect to the undersigneds' current or future holdings of and transactions in securities issued by any public company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorney-in-fact.


IN WITNESS WHEREOF, the undersigned have caused this Power of Attorney to be executed as of dates set forth opposite their names.

Dated:  12/10/2010                        GREAT HILL PARTNERS, LLC


                                          By:  /s/ John G. Hayes
                                               Name:  John G. Hayes
                                               Title:  Manager


Dated:  12/10/2010                        GREAT HILL INVESTORS, LLC


                                          By:  /s/ John G. Hayes
                                               Name:  John G. Hayes
                                               Title:  Manager


Dated:  12/10/2010                        GREAT HILL PARTNERS GP, LLC


                                          By:  /s/ John G. Hayes
                                               Name:  John G. Hayes
                                               Title:  Manager


Dated:  12/10/2010                        GREAT HILL EQUITY PARTNERS
                                          LIMITED PARTNERSHIP


                                     By:  Great Hill Partners GP, LLC,
                                          Its General Partner


                                          By:  /s/ John G. Hayes
                                               Name:  John G. Hayes
                                               Title:  Manager


Dated:  12/10/2010                     GREAT HILL PARTNERS GP II, LLC


                                          By:  /s/ John G. Hayes
                                               Name:  John G. Hayes
                                               Title:  Manager


Dated:  12/10/2010                       GREAT HILL EQUITY PARTNERS II
                                         LIMITED PARTNERSHIP

                                    By:  Great Hill Partners GP II, LLC,
                                         Its General Partner


                                          By:  /s/ John G. Hayes
                                               Name:  John G. Hayes
                                               Title:  Manager


Dated:  12/10/2010                        GHP III, LLC


                                          By:  /s/ John G. Hayes
                                               Name:  John G. Hayes
                                               Title:  Manager


Dated:  12/10/2010                        GREAT HILL PARTNERS GP III, L.P.

                                          By:  GHP III, LLC,
                                          Its General Partner


                                          By:  /s/ John G. Hayes
                                               Name:  John G. Hayes
                                               Title:  Manager


Dated:  12/10/2010                    GREAT HILL EQUITY PARTNERS III, L.P.

                                     By:  Great Hill Partners GP III, L.P.,
                                          Its General Partner

                                          By:  GHP III, LLC,
                                          Its General Partner


                                          By:  /s/ John G. Hayes
                                               Name:  John G. Hayes
                                               Title:  Manager





Dated:  12/10/2010                        GHP IV, LLC


                                          By:  /s/ John G. Hayes
                                               Name:  John G. Hayes
                                               Title:  Manager


Dated:  12/10/2010                        GREAT HILL PARTNERS GP IV, L.P.

                                          By:  GHP IV, LLC,
                                          Its General Partner


                                          By:  /s/ John G. Hayes
                                               Name:  John G. Hayes
                                               Title:  Manager


Dated:  12/10/2010                        GREAT HILL EQUITY PARTNERS IV, L.P.

                                          By:  Great Hill Partners GP IV, L.P.,
                                          Its General Partner

                                          By:  GHP IV, LLC,
                                          Its General Partner


                                          By:   /s/ John G. Hayes
                                               Name:  John G. Hayes
                                               Title:  Manager

Dated:  12/10/2010                        GREAT HILL CHRIS TRUST


                                          By:  /s/ Christopher S. Gaffney
                                               Name: Christopher S. Gaffney
                                               Title:  Trustee


Dated:  12/10/2010                        GREAT HILL JOHN TRUST


                                          By:  /s/ John G. Hayes
                                               Name:  John G. Hayes
                                               Title:  Manager


Dated:  12/10/2010                        GREAT HILL MATTHEW TRUST


                                          By:  /s/ Matthew T. Vettel
                                               Name: Matthew T. Vettel
                                               Title: Trustee


Dated:  12/10/2010                        /s/ Christopher S. Gaffney
                                          Christopher S. Gaffney


Dated:  12/10/2010                        /s/ Stephen F. Gormley
                                          Stephen F. Gormley


Dated:  12/10/2010                        /s/ John G. Hayes
                                          John G. Hayes


Dated:  12/10/2010                        /s/ Matthew T. Vettel
                                          Matthew T. Vettel